SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 Date of Report (Date of earliest event reported) February 19, 2004 (December 5, 2003)

SIMEX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26599	58-2465647

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2890 Normandy Drive, N.W., Atlanta, Georgia		30305

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 218-9057

N/A

(Former name or former address, if changed since last report)

EXPLANATORY NOTE

This is an amendment (the “Amendment”) to the Current Report on Form 8-K, filed on December 5, 2003 (the “Original Form 8-K”) by SIMEX Technologies, Inc. (the “Company”), and is submitted to amend and restate Item 7 of the Original Form 8-K to provide the financial data related to the Share Exchange with Remote Business, Inc. pursuant to the terms of Exchange Agreement dated September 15, 2003, as amended on December 4, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired

      Financial Statements for the years ended December 31, 2002 and 2001 consisting of the financial statements and notes are provided on pages F-7 through F-14 of this report.

(b)  Pro Forma Financial Information

      Unaudited pro forma consolidated financial statements relating to the Company and giving effect to the acquisition of Remote Business, Inc. are provided on pages F-2 through F-6 of this report.

(c)  Exhibits:

      N/A

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

SIMEX Technologies, Inc.

By: /s/ Kjell I. Jagelid Kjell I. Jagelid, President and Chief Executive Officer

Dated: February 18, 2004

SIMEX TECHNOLOGIES, INC.

SIMEX TECHNOLOGIES, INC.
Unaudited Pro Forma Combined Condensed Financial Statements

Basis of Presentation

On December 5, 2003, the Company acquired Remote Business, Inc. (“RBI”), a newly-formed subsidiary of Probity Investigations, Inc. (“Probity”), in exchange for 16,000,000 newly-issued shares of the Company’s common stock. Immediately prior to the acquisition, Probity transferred security equipment inventory with a fair value of $550,000 and the operations of its subsidiary, Remote Business Management, LLC (“RBM”), excluding all recorded assets and liabilities of RBM, to RBI. The acquisition will be accounted for as a purchase. Because the Company is a non-operating company and the common shares of the Company are thinly-traded, the purchase price will be deemed to be the fair value of the assets acquired. Accordingly, no goodwill will be recorded in the acquisition. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or the financial position that would have occurred if the acquisition had been consummated as of the assumed date, nor is it necessarily indicative of the future operating results or financial position of the combined companies.

The unaudited pro forma combined condensed balance sheet is based on the Company’s historical balance sheet and the financial statements of RBM appearing elsewhere in this report and has been prepared to reflect the Company’s acquisition of RBM as of September 30, 2003. The unaudited combined condensed pro forma statements of operations are based on the Company’s historical statements of operations and the financial statements of RBM appearing elsewhere in this report, and combines the Company’s results of operations and RBM for the nine months ended September 30, 2003 and the year ended December 31, 2002 as if the acquisition occurred on January 1, 2002. These pro forma unaudited combined condensed financial statements should be read in conjunction with the Company’s historical financial statements and notes thereto and the financial statements of RBM included elsewhere in this report.

SIMEX TECHNOLOGIES, INC.
Unaudited Pro Forma Combined Condensed Balance Sheet
(in thousands)

	SIMEX	Remote Business
	Technologies, Inc.	Management, LLC
	Historical	Historical
	as of	as of	Acquisition		Combined
	September 30, 2003	September 30, 2003	Adjustments		Pro Forma

Assets
Current assets:
Cash	$29	$—	$—		$29
Accounts receivable	—	75	(75	)(A)	—
Inventory	—	—	550	(B)	550
Notes and loans receivable	418	—	—		418
Other current assets	8	—	—		8

Total current assets	455	75	475		1,005
Property and equipment, net	—	35	(35	)(A)	—

Total assets	$455	$110	$440		$1,005

Liabilities and Stockholders’ Equity
Current liabilities:
Bank overdraft	$—	$14	$(14	)(A)	$—
Current portion of notes payable	—	6	(6	)(A)	—
Accounts payable and accrued expenses	107	43	(43	)(A)	107
Liabilities — discontinued operations	5	—	—		5

Total current liabilities	112	63	(63)		112
Notes payable, less current portion	—	5	(5	)(A)	—

Total liabilities	112	68	(68)		112
Stockholder’s equity	343	42	(42	)(A)	893
			550	(B)

Total liabilities and stockholders’ equity	$455	$110	$440		$1,005

See accompanying notes to unaudited pro forma combined condensed financial statements.

SIMEX TECHNOLOGIES, INC.
Unaudited Pro Forma Combined Condensed Statement of Operations
(in thousands, except per share data)

	SIMEX	Remote Business
	Technologies, Inc.	Management, LLC
	Historical	Historical
	Nine Months Ended	Nine Months Ended	Acquisition	Combined
	September 30, 2003	September 30, 2003	Adjustments	Pro Forma

Revenue	$—	$375	$—	$375
Expenses:
Direct costs of revenue	—	215	—	215
Selling, general and administrative	302	143	—	445

	302	358	—	660

Net income (loss) from operations	(302)	17	—	(285)
Interest income (expense)	3	(2)	—	1

Net income (loss)	$(299)	$15	$—	$(284)

Basic and diluted net loss per share	$(0.02)			$(0.01)

Shares used in computing loss per share	16,555			32,555

See accompanying notes to unaudited pro forma combined condensed financial statements.

SIMEX TECHNOLOGIES, INC.
Unaudited Pro Forma Combined Condensed Statement of Operations
(in thousands, except per share data)

	SIMEX	Remote Business
	Technologies, Inc.	Management, LLC
	Historical	Historical
	Year Ended	Year Ended	Acquisition	Combined
	December 31, 2002	December 31, 2002	Adjustments	Pro Forma

Revenue	$—	$762	$—	$762
Expenses:
Direct costs of revenue	—	546	—	546
Selling, general and administrative	280	296	—	576

	280	842	—	1,122

Interest expense	(3)	(3)	—	(6)

Loss from continuing operations	(283)	(83)	—	(366)
Loss from discontinued operations	(3,261)	—	—	(3,261)
Cumulative effect of accounting change	(628)	—	—	(628)

Net loss	$(4,172)	$(83)	$—	$(4,255)

Basic and diluted loss per share:
Continuing operations	$(0.02)			$(0.01)
Discontinued operations	(0.19)			(0.10)
Cumulative effect of accounting change	(0.04)			(0.02)

Net loss	$(0.25)			$(0.13)

Shares used in computing loss per share	16,555			32,555

See accompanying notes to unaudited pro forma combined condensed financial statements.

SIMEX TECHNOLOGIES, INC.
Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(1) Pro Forma Adjustments

The pro forma adjustments in the accompanying pro forma combined condensed financial statements have been prepared to reflect the acquisition of the operations of Remote Business Management, LLC (“RBM”) and security equipment inventory for an aggregate purchase price of $550,000, which consists of 16,000,000 newly-issued shares of the Company’s common stock. The purchase price will be allocated to inventory, the sole tangible asset to be acquired.

Pro forma adjustments are made to reflect:

      (A) Elimination of assets and liabilities of RBM not acquired and elimination of the member’s equity account of RBM.

      (B) Issuance of 16,000,000 shares of the Company’s common stock for the fair value of inventory acquired.

(2) Per Share Information

Basic and diluted net loss per share for the nine months ended September 30, 2003 and for the year ended December 31, 2002 was computed using the 16,555,000 shares of the Company’s common stock outstanding, plus the 16,000,000 shares issued for the purchase price.

Report of Independent Public Accountants

To the Board of Directors and Stockholders of
Remote Business Management, LLC

We have audited balance sheets of Remote Business Management, LLC as of December 31, 2002 and 2001, and the related statements of operations, changes in member’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Remote Business Management, LLC as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Miller Ray & Houser LLP

Atlanta, Georgia
January 23, 2004

REMOTE BUSINESS MANAGEMENT, LLC

Balance Sheets
(in thousands)

Assets

	December 31,

			September 30,
	2001	2002	2003

			(unaudited)
Current assets:
Cash	$22	$173	$—
Accounts receivable	23	129	75

Total current assets	45	302	75
Property and equipment, net	32	52	35

Total assets	$77	$354	$110

Liabilities and Member’s Equity
Current liabilities:
Bank overdraft	$—	$—	$14
Current portion of notes payable	5	10	6
Accounts payable and accrued expenses	15	77	43
Unearned revenue	—	16	—

Total current liabilities	20	103	63
Notes payable, less current portion	6	10	5

Total liabilities	26	113	68
Member’s equity	51	241	42

Total liabilities and stockholder’s equity	$77	$354	$110

See accompanying notes to financial statements.

REMOTE BUSINESS MANAGEMENT, LLC

Statements of Operations

(in thousands)

	Year Ended
	December 31,		Nine Months
			Ended September 30,
	2001	2002	2003

			(unaudited)
Revenue	$286	$762	$375
Expenses:
Direct costs of revenue	171	546	215
Selling, general and administrative	234	296	143

	405	842	358

Income (loss) from operations	(119)	(80)	17
Interest expense	(2)	(3)	(2)

Net income (loss)	$(121)	$(83)	$15

See accompanying notes to financial statements.

REMOTE BUSINESS MANAGEMENT, LLC

Statement of Changes in Member’s Equity

(in thousands)

Balance, December 31, 2000	$23
Member contributions	149
Net loss	(121)

Balance, December 31, 2001	51
Member contributions	273
Net loss	(83)

Balance, December 31, 2002	241
Member distributions (unaudited)	(214)
Net income — nine months (unaudited)	15

Balance, September 30, 2003 (unaudited)	$42

See accompanying notes to financial statements.

REMOTE BUSINESS MANAGEMENT, LLC

Statements of Cash Flows

(in thousands)

	Year Ended
	December 31,		Nine Months
			Ended September 30,
	2001	2002	2003

			(unaudited)
Cash flows from operating activities:
Net income income (loss)	$(121)	$(83)	$15
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Depreciation and amortization	9	16	14
Changes in assets and liabilities:
Accounts receivable	(11)	(106)	54
Accounts payable and accrued expenses	3	62	(34)
Unearned revenue	—	16	(16)

Net cash provided (used) by operating activities	(120)	(95)	33

Cash flows from investing activities:
Purchases of property and equipment	(38)	(36)	(1)
Proceeds from sale of property and equipment	—	—	4

Net cash provided (used) by investing activities	(38)	(36)	3

Cash flows from financing activities:
Net contributions (distributions) of member’s equity	149	273	(214)
Proceeds (repayments) from notes payable	11	9	(9)

Net cash provided (used) by financing activities	160	282	(223)

Net increase (decrease) in cash	2	151	(187)
Cash, beginning of year	20	22	173

Cash, end of year	$22	$173	$(14)

Supplemental Disclosure of Cash Flow Information
Cash paid for:
Interest	$2	$3	$2

See accompanying notes to financial statements.

REMOTE BUSINESS MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2001 and 2002 and September 30, 2003

(1)	Description of Business and Basis of Presentation

Organization and Nature of Operations
Remote Business Management, LLC (the “Company” or “RBM”), a Georgia limited liability company that was wholly-owned by Probity Investigations, Inc. (“Probity”), is engaged in the design, installation, servicing and monitoring of digital surveillance security systems for business and industry. The accompanying financial statements include the accounts of RBM since its formation on April 23, 2002 and the assets, liabilities, revenues and expenses applicable to the business prior to its formation when it operated as a division of Probity.

The accompanying unaudited financial statements of the Company for the nine-month period ended September 30, 2003 have been prepared by management in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments and allocations, consisting of normal recurring adjustments considered necessary for a fair presentation, have been included.

The balance sheets include all of the assets and liabilities specifically identifiable with the business acquired, and the statements of operations include all revenue and expense accounts specifically identifiable with the business acquired. Unrelated transactions and accounts have been eliminated through member’s equity.

(2)	Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Property and Equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided using accelerated methods over the estimated useful lives of the assets, which range from five to seven years.

REMOTE BUSINESS MANAGEMENT, LLC

Notes to Financial Statements, Continued

(2)	Summary of Significant Accounting Policies, continued

Income Taxes
No provision for income taxes has been provided because the Company is not a taxpaying entity for federal or state income tax purposes. Income or loss of the Company is reflected in the member’s tax return.

Revenue Recognition Revenue is recognized when security systems are installed and as servicing and monitoring services are rendered.

Financial Instruments
The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses and notes payable approximate their fair value based on the nature and short-term maturity of those items.

Advertising The Company expenses advertising costs as incurred. Advertising expense was (in thousands) $3, $21, and $5 for 2001, 2002, and the nine months ended September 30, 2003, respectively.

(3)	Property and Equipment

Fixed assets at December 31, 2001 and 2002 and September 30, 2003 are as follows:

	(in thousands)

	2001	2002	2003

Vehicles	$10	$25	$15
Office furniture and equipment	42	50	51
Leasehold improvements	1	14	14

	53	89	80
Less accumulated depreciation	(21)	(37)	(45)

	$32	$52	$35

Depreciation and amortization expense on fixed assets for the years ended December 31, 2001 and 2002 and for the nine months ended September 30, 2003 was (in thousands) $9, $16 and $14, respectively.

REMOTE BUSINESS MANAGEMENT, LLC

Notes to Financial Statements, Continued

(4)	Notes Payable

The Company has various installment notes payable secured by vehicles and office equipment that bear interest ranging from 9.5% to 18% and mature at various dates through January, 2006. Aggregate maturities are as follows:

(in thousands)
2003	$10
2004	6
2005	3
2006	1

$20

(5)	Office Lease

The Company rents its office space under a five-year lease that expires in May, 2007. Future minimum lease payments under the lease are as follows:

(in thousands)
2003	$24
2004	25
2005	26
2006	26
2007	11

$112

(6)	Subsequent Events

On December 5, 2003, Probity transferred security equipment inventory with a fair value of $550,000 to Remote Business, Inc. (“RBI”), a newly-formed subsidiary of Probity. Probity also transferred the operations, excluding all recorded assets and liabilities, of the Company to RBI and RBI was acquired by SIMEX Technologies, Inc. in exchange for 16,000,000 newly-issued shares of SIMEX Technologies, Inc. common stock.